SUPPLEMENT DATED MARCH 14, 2025
TO THE SUMMARY PROSPECTUS and PROSPECTUS DATED MAY 1, 2024, as supplemented, and CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK FUNDS

EMERGING MARKETS FUND
CLASS A: GBFAX / CLASS C: EMRCX / CLASS I: EMRIX / CLASS Y: EMRYX /
CLASS Z: EMRZX
GLOBAL RESOURCES FUND
CLASS A: GHAAX / CLASS C: GHACX / CLASS I: GHAIX / CLASS Y: GHAYX

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and current Statement of Additional Information (“SAI”) for VanEck Funds (the “Trust”) regarding Emerging Markets Fund and Global Resources Fund (each, a “Fund”, and together, the “Funds”). You may obtain copies of each Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or visiting the VanEck website at www.vaneck.com.
At a meeting of the Board of Trustees of the Trust (the “Board”) held on March 13, 2025, the Board approved (i) the conversion of the Class C shares of each Fund into Class A shares of the same Fund, (ii) the termination of Class C shares of each Fund, and (iii) a Plan of Recapitalization for the Class C shares of each Fund for the share conversion and the share closing referenced above. The Plan of Recapitalization contemplates that all issued shares previously designated as Class C shares of each Fund will be converted into Class A shares of the same Fund at net asset value.
Management and the Board believe that it is in the best interests of the Class C shareholders in each Fund for their Class C shares to be converted into Class A shares because, as Class A shareholders, they will pay a lower Rule 12b-l fee, will be relieved of any further obligation to pay a contingent deferred redemption charge (“CDRC”), and will not be charged any Class A sales charge in connection with the conversion. Future purchases of Class A shares would, however, be subject to the Class A sales charge, absent a particular waiver.
On or about April 30, 2025, the Class C shares of each Fund will be converted into Class A shares of the same Fund and Class C shares of each Fund will be terminated effective immediately after such conversion. The Funds will not incur any transaction costs in connection with the conversion and closing, and it is expected that the conversion will be tax-free for federal income tax purposes, which means that former Class C shareholders of each Fund will not have a taxable gain or loss on the conversion of their Class C shares to Class A shares.
Effective as of the close of business on March 21, 2025, Class C shares of each Fund will be closed to all investors, but each Fund will continue to accept Class C purchases from existing shareholders solely through the reinvestment of dividends and capital gains until the last business day before the conversion and termination is completed.

The share class conversion and termination will occur without any action being necessary from shareholders, and the changes resulting from the conversion and termination will be reflected in each Fund’s record books and applicable shareholder account statements.
Class C shareholders of each Fund may redeem their shares prior to the conversion. Class C shareholders that choose to redeem their shares before the conversion may be subject to a CDRC of 1.00%, depending on the amount of time they held the shares.
Accordingly, on or about May 1, 2025, all references in the Summary Prospectus, Statutory Prospectus and Statement of Additional Information to Class C shares of each Fund will be deleted.

Please retain this supplement for future reference.